UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (date of earliest event reported): July 19, 2004


                                  INNOVEX, INC.
                                  -------------
             (Exact name of Registrant as specified in its charter)


        Minnesota                   000-13143                    41-1223933
        ---------                   ---------                    ----------
(State or other jurisdiction       (Commission                (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


5540 Pioneer Creek Drive
Maple Plain, Minnesota                                  55359-9003
----------------------------------------                ----------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code         (763) 479-5300

Items 1 through 6 and 8 through 11 are not applicable and therefore omitted.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

The following is furnished as an Exhibit to this Report:

Exhibit No.      Description of Exhibit
-----------      ----------------------

99.1             Press release issued July 19, 2004.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     Pursuant to Item 12 of Form 8-K, Disclosure of Results of Operations and Financial Condition, Innovex, Inc. hereby furnishes a press release, issued on July 19, 2004, disclosing material non-public information regarding its results of operations for the quarter ended June 30, 2004.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  INNOVEX, INC.

                                                  By /s/ Thomas Paulson
                                                     ---------------------------
                                                         Thomas Paulson
                                                         Chief Financial Officer


Dated: July 19, 2004